Exhibit  99.1
Presented by: Steve Bunger - President & CEO Larry Trachtenberg - Executive VP & CFO

This presentation is being made in respect of the proposed merger transaction involving Mobile Mini and Mobile Storage Group and may be deemed to be soliciting material relating to the proposed transaction. In connection with the proposed transaction, Mobile Mini will file a proxy statement relating to a special meeting of its stockholders and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission. Before making any voting or investment decision, Stockholders of Mobile Mini are urged to read the proxy statement regarding the proposed transaction and any other relevant documents carefully in their entirety when they become available because they will contain important information about the proposed transaction. The definitive proxy statement will be mailed to Mobile Mini's stockholders. Stockholders of Mobile Mini will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Mobile Mini, without charge, at the Securities and Exchange Commission's Internet site (http://www.sec.gov). Copies of the proxy statement and the filings with the Securities and Exchange Commission that will be incorporated by reference in the proxy statement can also be obtained, when available, without charge, by directing a request to Mobile Mini, Inc. 7420 South Kyrene Road, Suite 101, Tempe, AZ 85283 Attention: Investor Relations. Disclaimer/Legend

Mobile Mini and its respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Mobile Mini's directors and executive officers is available in Mobile Mini's notice of annual meeting and proxy statement for its most recent annual meeting and Mobile Mini's Annual Report on Form 10-K for the year ended December 31, 2006, which were filed with the Securities and Exchange Commission on March 1, 2007 and April 30, 2007, respectively. Mobile Mini's Annual Report on Form 10-K for the year ended December 31, 2007, was filed with the Securities and Exchange Commission on February 29, 2008. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the Securities and Exchange Commission when they become available. Disclaimer/Legend (cont.)

This presentation contains forward-looking statements, particularly regarding revenue, EBITDA and earnings estimates for 2008, 2009 and beyond. Mobile Mini's planned acquisition of Mobile Storage Group and the expected terms and timing of the transaction, involve risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Among the risks and uncertainties that may affect future results are the ability to obtain the approval of the transaction by the Mobile Mini's stockholders; the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the proposed terms and timeframe; and the ability of Mobile Mini to obtain financing and the terms of financing obtained. Additional risks and uncertainties are described from time to time in the Company's SEC filings. Forward-looking statements represent the judgment of the Company, as of the date of they are made (in this instance, the date of this release), and Mobile Mini disclaims any intent or obligation to update forward-looking statements. Disclaimer/Legend (cont.)

Mobile Mini Overview The nation's largest providers of portable storage solutions Revenues $318M and EBITDA $130M 12/31/07 Initiated a strategic shift to leasing in 1996, 89% of revenues in 2007 Attractive business model: Predictable, recurring revenues Strong cash flow dynamics 66 branches in North America and Western Europe with over 165,000 units in the total fleet Serve approximately 93,000 customers annually Differentiated approach: Superior, differentiated products Marketing and internal growth strategy

New or Refurbished Units ISO Units Big "O" Tires Locking System Retail Applications

Competitors' Products

Superior, Differentiated Products

Corporate Headquarters Current Branches Manufacturing Facility Stockton Knoxville Charlotte Raleigh Jacksonville Columbus Kansas City St Louis Louisville Tucson Toronto Philadelphia Boston OKC Baltimore Richmond Detroit Minneapolis Chicago Pensacola Hayward Fresno Ft Worth Orlando Miami Tampa Ft Myers Harlingen Dallas San Antonio Houston El Paso Austin Los Angeles/Rialto Corpus Christi San Diego Seattle Milwaukee Tulsa Albuquerque Las Vegas Phoenix Salt Lake City Indianapolis New Orleans Colorado Springs Denver Little Rock Nashville Memphis Atlanta Columbia Leeds Edinburgh Liverpool Birmingham Bristol London Portland Rotterdam United States and Canada United Kingdom and The Netherlands Utica Wichita Worcester Vancouver Pittsburgh Chatham International Presence, But Local Focus

Approximately 93,000 customers 20 largest customers: approximately 4.9% of leasing revenues Largest customer: only 1.8% of leasing revenues Repeat customers account for 47.8% of annual revenues MINI does business with many of the most respected and demanding customers During 2007, approximately 65.3% of MINI customers leased single units Diversified Customer Base . . . 2003 2004 2005 2006 2007 East 67400 74700 80200 91000 93000 Number of Customers CAGR = 8.4%

Retail Construction Consumer Com / Ind Gov / Inst Retail 0.31 0.43 0.07 0.07 0.12 ....In a Variety of Industries Construction 31% 43% 7% 7% 12% Contractors Electricians Homebuilders Landscapers Department Stores Strip Malls Grocery Stores Restaurants Hotels Consumer Services /Retail Consumers Institutions/ Government/Other Industrial/ Commercial FY 2007 Customer Breakdown (% of units on lease) MINI is the leader in expanding market awareness beyond traditional portable storage customer segments

Significant Market Potential Self-Storage > $10.0 billion Mobile Space > $3.0 billion Portable Storage Document and Record Storage > $1.9 billion Source: Management estimates.

Long-lived assets Minimal maintenance CapEx No model year Never culled a container in 24 years Average cost of steel storage unit: $3,504 Average rent per unit: approximately $100/month 35 month payback on an asset that lasts 25+ years 54% incremental leasing margin The Assets That Keep on Giving . . . Steel Storage Containers Offices Van Trailers Retail 0.82 0.17 0.01 Offices Van Trailers Steel Storage Containers Lease Fleet Breakdown (units) Total - 160,100 units

Resistant to business cycle Proven financial performance through economic downturn Broad industry, geographic and customer diversification Forgotten rentals 10 month average initial contracts on steel storage units Average existing lease duration: 27 months Flexibility in managing capital expenditures Minimal maintenance CapEx (approximately $0.8 million in 2007) Ability to generate significant free cash flow No long-term supply agreements Demonstrated Resistance During Economic Downturns

Creates significant barriers to entry and supports MINI's strong internal growth Service Intensive Business Customer service and marketing focus Locally-based management and sales force Integrated management information systems Decentralized pricing Yellow pages, direct mail and repeat business Ongoing training programs Salesperson call monitoring program National scale, brand recognition and 24+ years of market data

Transaction Overview Deal structured as a merger with Mobile Storage Group ("MSG") MSG is being merged into MINI $701.5 million Total Enterprise Value ("TEV") 8.2x adjusted LTM EBITDA (1) 6.3x adjusted LTM EBITDA (1) (including estimated synergies) Consideration paid in cash, stock and assumption of debt $535 million in assumed MSG debt $12.5 million in cash $154 million in convertible preferred stock 8.55m shares representing an $18.00/share conversion price Mandatorily converts if stock trades over $23/share (after 1st yr) for 30 consecutive days MSG shareholders to own 19.8% of MINI and receive 2 BOD seats Closing subject to MINI shareholder vote, governmental approvals, financing and other customary closing conditions (1) Adjusted for certain items and excluding stock compensation expense

Overview of Mobile Storage Group Leading international provider of portable storage solutions 86 branches: US (66) and UK (20) 117,000 units Rental-focused model, with 83% of LTM 9/30/07 revenues from leasing Customer base of over 45,000 U.S. U.K. Revenue 0.64 0.36 Revenue by Geography (1) Lease Fleet Composition (2) U.S. U.K. Storage Containers Storage Trailers Mobile Offices Cartage Trailers Revenue 0.78 0.09 0.07 0.05 Containers Van Trailers Offices Cartage Trailers (1) Data based on 9-months ending September 2007 from 10-Q filed December 17, 2007. (2) Data based on MSG Offer to Exchange Prospectus filed November 13, 2007.

Enhanced Geographic Footprint Existing MINI Branch New MINI Branch North America - 80 Branches (approx 21 new & 30 overlap) UK - 20 Branches (14 new & 6 overlap)

Strategic Rationale for MSG Deal Expands MINI's service areas, customer base & product offering 35 new branches: US (21 - 25) & UK (14) - Now in most major markets Increase scale in the UK Rationalization of capex spending Brings together best in class of two organizations MINI's marketing & sales focus at new branches MSG's "one point of contact" for larger customers Retaining many MSG employees - sales and upper management Generates cost synergies of at least $25 million on an annualized basis by the end of 2009 Hard costs from overlapping corporate and branch infrastructure Synergies & scale generates significant free cash flow in 2009 Solidly accretive to earnings in first full year of combination

2003 2004 2005 2006 2007 89.5 100.7 116.3 149.6 160.1 2003 2004 2005 2006 2007 Leasing Revenues 128.5 149.9 188.6 245.1 284.6 Other Revenues 18.1 18.5 18.6 28.3 33.7 146.6 168.3 207.2 273.4 318.3 2003 2004 2005 2006 2007 55 66.3 88.8 116.8 129.8 2003 2004 2005 2006 2007 44.9 54.9 75.9 100 108.7 CAGR = 22.0% CAGR = 15.6% CAGR = 22.0% CAGR = 21.4% Lease Fleet (Units in 000s) Total Revenues Adjusted EBITDA Adjusted EBIT ($ millions) Proven Results (1) (1) (1) (1) Excludes litigation expenses of $8.5 million in 2003, and excludes litigation gains of $3.2 million in 2005. Excludes Hurricane Katrina expenses of $1.7 million in 2005. CAGR = 21.4%

Pricing and Utilization Consistency Fleet Leasing Yield ($ / unit / quarter) 2002 2003 2004 2005 2006 2007 Avg. Price / unit 483.47 477 497 533 548 576 2002 2003 2004 2005 2006 2007 Avg. Price / unit 0.791 0.787 0.807 0.829 0.827 0.796 52-Week Average Utilization

Margin Interest R & M Sales Depreciation Transportation Administration 0.57 0.11 0.04 0.08 0.05 0.12 0.06 Attractive Leasing Economics Pre-Tax Margin 54% Interest 11% Sales 8% Repair & Maintenance 4% Depreciation 5% Transportation 12% Admin / Other 6% Incremental EBITDA margins of 70%

EBITDA Margin Improvement Opportunity Branch maturation drives improvement in EBITDA and operating margins.

Note: Excludes acquisition capital expenditures. (1) Fleet maintenance costs are expensed in the income statement. Significant free cash flow before growth oriented fleet capital expenditures ($ millions) 2002 2003 2004 2005 2006 2007 PP&E Maintenance 4 3 2.533 1.894 0.839 0.943 Fleet Expansion 54.917 51.216 74.672 100.035 122.56 110.57 PP&E Expansion 5.884 4.439 2.223 4.533 10.08 17.5 Total 64.799 58.701 79.4 106.47 133.44 129 Minimal Maintenance CapEx (1)

De-Leveraging Trend

Key Financial Statistics 2007 Combined: Estimated Combined MINI MSG Combined Synergies (2) w/ Synergies EBITDA (1) : $129.9 $83.1 $213.0 $25.0 $238.0 Pro Forma Total Debt (3) : $945 million Pro Forma Leverage: 4.0x at closing ABL Revolver Facility: $1 billion Estimated Availability at Close: $290 million Accretion: Transaction is expected to be slightly accretive in 2008 (excluding one-time, merger-related expenses) and 25% (4) or more accretive in 2009 (including the benefit of estimated synergies). Ownership: MSG shareholder pro forma ownership: 19.8% MINI Existing Shareholders: 80.2% (1) MSG 2007 EBITDA is adjusted for certain items. (2) The synergies are expected to be fully realized by the end of fiscal 2009. (3) Total debt includes ABL Revolver borrowings and existing MINI and MSG senior notes, which will roll into the combined entity. (4) Represents percent accretion above consensus 2009 EPS estimates of $1.69/share (pre-merger announcement).

Pro Forma Capitalization

Leading market position Superior and differentiated products Highly attractive and sustainable core leasing model Demonstrated resistance to economic downturns Early in industry life cycle Marketing and internal growth focus Significant market opportunity Investment Highlights